1 Monthly Operating Report ACCRUAL BASIS CASE NAME: Erickson Incorporated CASE NUMBER: 16-34393 JUDGE: Harlin D. Hale UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6 MONTHLY OPERATING REPORT MONTH ENDING: January 2017 MONTH YEAR IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE. RESPONSIBLE PARTY: /s/ David Lancelot Chief Restructuring Officer ORIGINAL SIGNATURE OF RESPONSIBLE PARTY TITLE David Lancelot 2/28/2017 PRINTED NAME OF RESPONSIBLE PARTY PREPARER: DATE /s/ Craig Eastwood Controller ORIGINAL SIGNATURE OF PREPARER TITLE Craig Eastwood 2/28/2017 PRINTED NAME OF PREPARER DATE

2 GENERAL NOTES: • This Monthly Operating Report (the “MOR”) has been filed on a deconsolidated basis for Erickson Incorporated (7561); EAC Acquisition Corporation (3733); Erickson Helicopters, Inc. (5052); Erickson Transport, Inc. (9162); Evergreen Helicopters International, Inc. (1311); Evergreen Equity, Inc. (9209); and Evergreen Unmanned Systems, Inc. (3961) (collectively, the “Debtors”). The Debtors do not maintain separate financial books and records for Debtors EAC Acquisition Corporation, Erickson Transport, Inc., Evergreen Helicopters International, Inc., Evergreen Equity, Inc., and Evergreen Unmanned Systems, Inc. Financial activity for all Debtors, including all disbursements made by the Debtors, is aggregated and reported in the books and records of Erickson Incorporated and Erickson Helicopters, Inc. • MORs for Debtors EAC Acquisition Corporation, Erickson Transport, Inc., Evergreen Helicopters International, Inc., Evergreen Equity, Inc., and Evergreen Unmanned Systems, Inc. do not include any related balances or activity given the lack of material transactions for sections 1 – 6. However, any potential activity for these entities is reported and disclosed in the MORs for Erickson Incorporated and Erickson Helicopters, Inc. Readers should refer to the MORs for Erickson Incorporated and Erickson Helicopters, Inc. for further information. • The Debtors have reported information in the MOR as it is maintained in their books and records. On November 8, 2016, each of the Debtors filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for procedural purposes only under Case No. 16- 34393. • The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers limited time periods, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with U.S. generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter and otherwise different from those required in the Company’s periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for a period that would be reflected in the Company’s financial statements or in its report pursuant to the Exchange Act. Information set forth in the Monthly Operating Report should not be viewed as indicative of future results. • The Debtors use a centralized cash management system. See the Cash Management motion filed on November 9, 2016 [Docket No. 008] for a full description of the Debtors’ cash management system.

3 • For financial reporting purposes, the Debtors generally prepare consolidated financial statements. On December 14, 2016, the Debtors filed their Schedules of Assets and Liabilities and the Statement of Financial Affairs (the “Statements and Schedules”). As described in the global notes to the Statements and Schedules and above, the Debtors do not maintain separate financial books and records for certain Debtors. Information is reported in the MOR as it is maintained in the Debtors’ books and records, consistent with the Statements and Schedules. • The MOR is not meant to be relied upon as a complete description of the Debtors, their businesses or condition (financial or otherwise), or their results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this MOR. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance: o The financial statements are unaudited and will not be subject to audit or review by the Debtors’ external auditors at any time in the future and are subject to change. o The MOR does not reflect all normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period. o Certain items presented in this MOR are not fully known or under research and may be accounted for differently in future monthly reports. Please note:  Prepetition liabilities could materially change in the future, on account of, among others, potential rejection of certain aircraft and non-craft leases.  As previously disclosed in an 8-K filed on November 9th, 2016, the Company advised investors not to rely on previously issued consolidated financial statements for the years ended December 31, 2015 and 2014 and its quarterly financial information for each of the quarterly and year-to-date periods ended March 31, June 30, and September 30, for the years 2015 and 2014, and the quarterly and year-to- date periods ended March 31 and June 30, 2016, because of certain errors within the financial statements. In the 8-K, the Company disclosed that it had discovered an estimated $13.8 million understatement of current liabilities and return-to-service expense as the net cumulative effect of these errors through June 30, 2016. The Monthly Operating Reports being filed during bankruptcy will not include the full amount of the Company’s Return-to-Service liability, primarily due to changes in the status of many of the leases and related leased aircraft in question. o The MOR does not include explanatory footnotes such as disclosures required under GAAP. o The MOR is not presented in GAAP-based SEC reporting format.

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	Erickson Incorporated
CASE NUMBER:	16-34393

See Attached Rider

COMPARATIVE BALANCE SHEET

	SCHEDULE AMOUNT	MONTH	MONTH	MONTH
ASSETS				
1. UNRESTRICTED CASH				
2. RESTRICTED CASH				
3. TOTAL CASH	$0	$0	$0	$0
4. ACCOUNTS RECEIVABLE (NET)				
5. INVENTORY				
6. NOTES RECEIVABLE				
7. PREPAID EXPENSES				
8. OTHER (ATTACH LIST)				
9. TOTAL CURRENT ASSETS	$0	$0	$0	$0
10. PROPERTY, PLANT & EQUIPMENT				
11. LESS: ACCUMULATED DEPRECIATION/DEPLETION				
12. NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13. DUE FROM INSIDERS				
14. OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)				
15. OTHER (ATTACH LIST)				
16. **TOTAL ASSETS**	$0	$0	$0	$0
POSTPETITION LIABILITIES				
17. ACCOUNTS PAYABLE				
18. TAXES PAYABLE				
19. NOTES PAYABLE				
20. PROFESSIONAL FEES				
21. SECURED DEBT				
22. OTHER (ATTACH LIST)				
23. TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES				
24. SECURED DEBT				
25. PRIORITY DEBT				
26. UNSECURED DEBT				
27. OTHER (ATTACH LIST)				
28. TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29. **TOTAL LIABILITIES**	$0	$0	$0	$0
EQUITY				
30. PREPETITION OWNERS' EQUITY				
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)				
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)				
33. TOTAL EQUITY		$0	$0	$0
34. **TOTAL LIABILITIES & OWNERS' EQUITY**		$0	$0	$0

4

Erickson Incorporated
Case Number: 16-34393
Comparative Balance Sheet

Monthly Operating Report
Accrual Basis-1 (pg 1 of 3)
1/31/2017

	EAC			EHI		
	11/30/2016	12/31/2016 [1]	1/31/2017	11/30/2016	12/31/2016	1/31/2017
Assets						
1. Unrestricted Cash	3,322,354	2,423,804	3,888,811	182,360	306,690	226,002
2. Restricted Cash [2]	-	25,209,636	25,209,636	-	-	-
3. Total Cash	3,322,354	27,633,440	29,098,447	182,360	306,690	226,002
4. Accounts Receivable	23,247,543	16,794,834	19,105,671	17,206,192	17,043,436	17,301,478
5. Inventory [3]	-	-	-	-	-	-
6. Notes Receivable [4]	310,470,056	306,598,914	306,598,914	-	-	-
7. Prepaid Expenses	5,201,848	5,898,816	4,601,674	1,480,562	1,493,950	1,319,700
8. Other (Attach List)	1,522,854	1,991,891	2,002,462	252,444	252,444	252,444
9. Total Current Assets	343,764,655	358,917,896	361,407,168	19,121,558	19,096,520	19,099,624
10. Property Plant and Equipment	37,923,364	42,471,275	42,459,512	6,912,529	6,796,126	7,290,341
11. Less: Accumulated Depreciation/Depletion	(23,000,461)	(23,270,611)	(23,526,099)	(2,766,788)	(2,857,079)	(2,944,137)
12. Net Property, Plant and Equipment	14,922,903	19,200,664	18,933,413	4,145,741	3,939,048	4,346,204
13. Due From Insiders	-	-	-	-	-	-
14. Other Assets - Net of Amortization	98,676,876	98,804,149	93,983,733	57,850,063	54,493,345	48,552,321
15. Other (Attach Lists)	128,065,314	119,646,893	124,744,437	226,615,668	228,885,162	230,273,676
16. Total Assets	585,429,748	596,569,601	599,068,751	307,733,029	306,414,075	302,271,826
Postpetition Liabilities						
17. Accounts Payable	795,683	5,136,295	5,481,535	3,717,764	6,056,515	5,938,324
18. Taxes Payable [5]	-	226,539	226,539	-	-	-
19. Notes Payable	-	-	-	-	-	-
20. Professional Fees	2,485,900	5,050,898	6,538,145	-	-	-
21. Secured Debt [6]	-	-	-	-	-	-
22. Other (Attach List)	37,437,808	95,940,341	122,962,306	11,848,159	4,507,917	2,131,755
23. Total Postpetition Liabilities	40,719,392	106,354,073	135,208,525	15,565,922	10,564,432	8,070,079
Prepetition Liabilities [7]						
24. Secured Debt [8,9]	450,980,996	429,370,891	414,709,739	-	-	-
25. Priority Debt	-	-	-	-		
26. Unsecured Debt [10]	18,630,758	18,609,700	18,638,165	3,720,731	3,688,359	138
27. Other (Attach List)	39,189,532	34,902,529	33,375,105	21,219,478	17,659,382	15,880,059
28. Total Prepetition Liabilities	508,801,287	482,883,120	466,723,008	24,940,209	21,347,741	15,880,197
29. Total Liabilities	549,520,678	589,237,194	601,931,533	40,506,131	31,912,173	23,950,276
Equity						
30. Prepetition Owners' Equity	45,114,266	45,114,266	45,114,266	264,991,485	264,991,485	264,991,485
31. Postpetition Cumulative Profit or (Loss)	(8,979,380)	(38,669,472)	(48,912,002)	2,235,413	9,510,417	13,330,065
32. Direct Charges to Equity (Attach Explanation)	(225,816)	887,613	934,954	-	-	-
33. Total Equity	35,909,070	7,332,407	(2,862,782)	267,226,898	274,501,902	278,321,550
34. Total Liabilities & Owners' Equity	585,429,748	596,569,601	599,068,751	307,733,029	306,414,075	302,271,826

[1] Certain balances for December 2016 as originally reported in the December MOR were adjusted to reflect, among others, certain year-end adjustments.

[2] Increase in Restricted Cash pertains to the balance of cash receipts deposited in the DIP Term Facility Priority Account from the DIP Term Facility. The DIP Term Facility is fully drawn.

[3] Note that inventory is classified as a Long Term Asset on the company's books, as such it has been included in line 15 'Other' assets

[4] The Note Receivable balance relates to Investments in Subsidiary companies.

[5] The Taxes Payable balance (as reported in Accrual Basis-4) is incorporated in the Debtors' books and records as part of the sub schedule for line 22 'Other' liabilities as Accrued Payroll and Related Taxes.

[6] The unpaid Postpetition Lease balance from Accrual Basis-6 is captured within the Accounts Payable or Other Accrued Liabilities balance.

[7] Creditors may have claims against multiple legal entities.

[8] As of 11/30/2016, the Secured Debt consists of $349M in Bonds Payable net of debt issuance costs, $101.7M in Existing First Lien Credit Facility debt net of debt issuance costs and $115.8k in financed furniture. As of 12/31/16, the Secured Debt consists of $349M in Bonds Payable net of debt issuance costs, $79.9M in Existing First Lien Credit Facility debt net of debt issuance costs and $115.8k in financed furniture. As of 1/31/17, the Secured Debt consists of $349M in Bonds Payable net of debt issuance costs, $65.2M in Existing First Lien Credit Facility debt net of debt issuance costs and $90.3k in financed furniture.

[9] As more fully described in the First Day Declaration of David Lancelot [Docket No. 038], Erickson, Incorporated is the borrower and issuer under the First Lien Credit Facility and Second Priority Notes, Erickson Helicopters, Inc. is a borrower under the First Lien Credit Facility, and the remaining Debtors are guarantors under both the First Lien Credit Facility and the Second Priority Notes.

[10] Decrease in Unsecured Debt is related to the reversal of previous capital lease obligations per various stipulation agreements.

5

Erickson Incorporated
Case Number: 16-34393
Comparative Balance Sheet

Monthly Operating Report
Accrual Basis-1 (pg 2 of 3)
1/31/2017

8. Other Current Assets

	EAC			EHI		
	11/30/2016	12/31/2016	1/31/2017	11/30/2016	12/31/2016	1/31/2017
Other Current Assets						
1. Income Tax Receivable	1,271,217	2,065,555	2,076,126	252,444	252,444	252,444
2. Costs in Excess of Billings	-	-	-	-	-	-
3. Deferred Tax Assets (Current)	251,637	(73,664)	(73,664)	-	-	-
Total Other Current Assets	1,522,854	1,991,891	2,002,462	252,444	252,444	252,444

15. Other LT Assets

	EAC			EHI		
	11/30/2016	12/31/2016 [1]	1/31/2017	11/30/2016	12/31/2016	1/31/2017
Other LT Assets						
1. Assets Held for Sale	1,500,000	1,500,000	1,500,000	4,510,411	7,082,618	7,082,618
2. Goodwill and Other Intangible Assets	2,205,093	2,205,093	2,205,093	172,148,585	171,969,881	171,791,177
3. Allowance for Doubtful Accounts - LT	(4,815,811)	-	-	-	-	-
4. Deposits - LT	1,576,014	2,671,980	3,199,917	8,342,274	8,884,271	9,500,504
5. Other noncurrent assets	39,503	38,563	38,563	8,422	3,019	1,783
6. Other Assets Forward Contracts	-	-	-	-	-	-
7. Noncurrent Accounts Receivable	4,704,741	-	-	-	-	-
8. Inventory Prepaid	-	-	-	10,000	10,000	10,000
9. Notes Receivable - EIA Working Capital Adj	-	-	-	-	-	-
10. Notes Receivable - EIA Working Capital Adj - discount	-	-	-	-	-	-
11. Investments - SIMA	-	-	-	-	-	-
12. Investments - Layang Layang	-	-	-	-	-	-
13. Reserve - Investment Layang Layang	-	-	-	-	-	-
14. Investments - COMAI	-	-	-	-	-	-
15. Deferred Tax Assets - Non Current	228,792	219,583	219,583	0	0	0
16. Aircraft Support Parts	122,626,981	113,011,674	117,581,281	41,595,975	40,935,373	41,887,593
Total Other LT Assets	128,065,314	119,646,893	124,744,437	226,615,668	228,885,162	230,273,676

22. Other Postpetition Liabilities

	EAC			EHI		
	11/30/2016	12/31/2016 [1]	1/31/2017	11/30/2016	12/31/2016	1/31/2017
Other Postpetition Liabilities						
1. Accrued Payroll and Related Taxes	5,583,922	6,003,459	6,485,401	12,184	12,184	12,184
2. Customer Advance Payments	-	-	-	-	-	-
3. Accrued Interest [2]	2,232,239	5,195,678	7,322,850	37,873	37,544	-
4. Forward Contracts	56,093	-	-	-	-	-
5. Return to Service Liability	-	-	-	-	-	-
6. Deferred Revenue	278,240	290,640	592,740	595,400	186	-
7. Mobilization Expense Accrual	(48,081)	1,569,064	1,752,043	-	75,000	-
8. Venue Expense Accrual	260,004	551,679	456,601	-	-	-
9. Other Accrued Liabilities	1,134,633	338,692	317,032	63,475	60,352	88,561
10. Intercompany	(10,209,752)	64,012	1,712,382	11,139,167	4,322,651	2,031,010
11. Deferred Tax Liability	-	140,384	140,384	-	-	-
12. Other LT Liabilities	260,147	276,525	214,494	60	-	-
13. Uncertain Tax Position	-	(4,394)	(4,394)	-	-	-
14. Debtor in Possession Financing [3]	37,890,364	81,514,603	103,972,773	-	-	-
Total Other Postpetition Liabilities	37,437,808	95,940,341	122,962,306	11,848,159	4,507,917	2,131,755

[1] Certain balances for December 2016 as originally reported in the December MOR were adjusted to reflect, among others, certain year-end adjustments.

[2] Debtors are continuing to accrue interest on account of Second Lien debt, but despite the accrual claimants may not be entitled to postpetition interest.

[3] Increase to Debtor in Possession Financing pertains to outstanding balances under the DIP Revolving Facility ($35,549,393 as of January 31, 2017) and the DIP Term Loan Facility ($68,423,380 as of January 31, 2017).

6

Erickson Incorporated	**Monthly Operating Report**
Case Number: 16-34393	**Accrual Basis-1 (pg 3 of 3)**
Comparative Balance Sheet	**1/31/2017**

27. Other Prepetition Liabilities

	EAC			EHI		
	11/30/2016	**12/31/2016**	**1/31/2017**	**11/30/2016**	**12/31/2016**	**1/31/2017**
Other Prepetition Liabilities						
1. Accounts Payable [1]	10,395,759	8,016,046	6,717,844	15,478,157	15,498,128	14,033,132
2. Taxes Payable	63,836	63,836	63,836	-	-	-
3. Notes Payable	-	-	-	-	-	-
4. Professional Fees	57,915	57,930	57,930	-	-	-
5. Accrued Payroll and Related Taxes						
6. Customer Advance Payments	-	-	-	-	-	-
7. Accrued Interest	15,840,681	15,702,002	15,702,002	-	-	-
8. Forward Contracts	-	-	-	-	-	-
9. Return to Service Liability	-	-	-	900,000	900,000	900,000
10. Deferred Revenue	627,266	627,266	627,266	-	-	-
11. Mobilization Expense Accrual	1,519,001	-	-	75,000	-	-
12. Venue Expense Accrual	20,128	-	-	-	-	-
13. Other Accrued Liabilities	10,995,105	10,936,044	10,730,620	4,771,319	3,082,095	2,980,637
14. Intercompany	(12,790,110)	(12,790,110)	(12,790,110)	(6,967,598)	(6,967,598)	(6,967,598)
15. Deferred Tax Liability	2,024,465	2,024,465	2,024,465	-	-	-
16. Other LT Liabilities	9,263,497	9,093,063	9,069,264	6,962,600	5,146,757	4,933,888
17. Uncertain Tax Position	1,171,988	1,171,988	1,171,988	-	-	-
Total Other Prepetition Liabilities	39,189,532	34,902,529	33,375,105	21,219,478	17,659,382	15,880,059

32. Direct Charges to Equity

	EAC			EHI		
	11/30/2016	**12/31/2016**	**1/31/2017**	**11/30/2016**	**12/31/2016**	**1/31/2017**
Direct Charges to Equity						
Cumulative Translation Adjustment	(233,550)	102,052	184,676	-	-	-
Additional Paid In Capital	7,734	10,898	(137,336)	-	-	-
Other Comprehensive Income Adjustment [2]	-	1,000,479	-	-	-	-
Total Direct Charges to Equity	(225,816)	1,113,429	47,341	-	-	-

[1] This balance may fluctuate due to the receipt of additional prepetition invoices as well as the matching of payments made versus goods received.

[2] Given the rapid downturn in the oil & gas market soon after the acquisition management has made the decision to divest of the Air Amazonia subsidiary.

7

8 CASE NAME: Erickson Incorporated CASE NUMBER: 16-34393 Monthly Operating Report ACCRUAL BASIS-2 See Attached Rider INCOME STATEMENT MONTH MONTH MONTH MONTH REVENUES 1. GROSS REVENUES 2. LESS: RETURNS & DISCOUNTS 3. NET REVENUE $0 $0 $0 $0 COST OF GOODS SOLD 4. MATERIAL 5. DIRECT LABOR 6. DIRECT OVERHEAD 7. TOTAL COST OF GOODS SOLD $0 $0 $0 $0 8. GROSS PROFIT $0 $0 $0 $0 OPERATING EXPENSES 9. OFFICER / INSIDER COMPENSATION 10. SELLING & MARKETING 11. GENERAL & ADMINISTRATIVE 12. RENT & LEASE 13. OTHER (ATTACH LIST) 14. TOTAL OPERATING EXPENSES $0 $0 $0 $0 15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE $0 $0 $0 $0 OTHER INCOME & EXPENSES 16. NON-OPERATING INCOME (ATTACH LIST) 17. NON-OPERATING EXPENSE (ATTACH LIST) 18. INTEREST EXPENSE 19. DEPRECIATION / DEPLETION 20. AMORTIZATION 21. OTHER (ATTACH LIST) 22. NET OTHER INCOME & EXPENSES $0 $0 $0 $0 REORGANIZATION EXPENSES 23. PROFESSIONAL FEES 24. U.S. TRUSTEE FEES 25. OTHER (ATTACH LIST) 26. TOTAL REORGANIZATION EXPENSES $0 $0 $0 $0 27. INCOME TAX 28. NET PROFIT (LOSS) $0 $0 $0 $0

Erickson Incorporated
Case Number: 16-34393
Income Statement

Monthly Operating Report
Accrual Basis-2 (pg 1 of 2)
1/31/2017

	EAC			EHI		
	11/30/2016	**12/31/2016** [1]	**1/31/2017**	**11/30/2016**	**12/31/2016**	**1/31/2017**
Revenues						
1. Gross Revenues	5,540,925	9,201,193	7,603,742	6,109,897	8,773,603	10,156,029
2. Less: Returns & Discounts	(23,427)	(35,095)	(461,681)	(906,110)	(494,141)	137,452
3. Net Revenue	5,517,498	9,166,098	7,142,060	5,203,787	8,279,462	10,293,481
4. Material [2]	-	-	-	-	-	-
5. Direct Labor [2]	-	-	-	-	-	-
6. Direct Overhead [2]	-	-	-	-	-	-
7. Total Cost of Goods Sold [2]	-	-	-	-	-	-
8. Gross Profit	5,517,498	9,166,098	7,142,060	5,203,787	8,279,462	10,293,481
Operating Expenses						
9. Officer / Insider Compensation	-	-	-	-	-	-
10. Selling & Marketing	-	-	-	-	-	-
11. General & Administrative	541,019	1,238,166	1,308,940	-	(586)	-
12. Rent & Lease	180,238	246,955	367,198	381,657	520,442	221,179
13. Other (Attach List)	7,439,363	18,682,016	11,893,541	2,558,455	446,683	6,289,887
14. Total Operating Expenses	8,160,620	20,167,137	13,569,678	2,940,112	966,539	6,511,066
15. Income Before Non-Operating Income & Expense	(2,643,122)	(11,001,039)	(6,427,618)	2,263,675	7,312,923	3,782,415
Other Income & Expenses						
16. Non-Operating Income (Attach List)	-	-	-	-	-	-
17. Non-Operating Expense (Attach List)	334,587	6,902,243	43,260	488	375	311
18. Interest Expense	2,559,182	4,534,125	3,968,826	27,774	37,544	(37,544)
19. Depreciation / Depletion	Included within Other Operating					
20. Amortization	Included within Other Operating					
21. Other (Attach List)	772,490	3,138,992	(2,756,954)	-	-	-
22. Net Other Income & Expenses	3,666,259	14,575,360	1,255,132	28,262	37,919	(37,232)
Reorganization Expenses						
23. Professional Fees	1,395,000	1,910,749	417,919	-	-	-
24. U.S. Trustee Fees	25,000	25,000	25,000			
25. Other (Attach List)	1,250,000	1,535,499	2,116,861	-	-	-
26. Total Reorganization Expenses	2,670,000	3,471,248	2,559,780	-	-	-
27. Income Tax	-	642,445	-	-	-	-
28. Net Profit (Loss)	(8,979,380)	(29,690,092)	(10,242,529)	2,235,413	7,275,004	3,819,648

[1] Certain balances for December 2016 as originally reported in the December MOR were adjusted to reflect, among others, certain year-end adjustments.

[2] Note the company does not classify any activity as Cost of Goods sold as product sales are considered ancillary to the business. Expenses have been included within the Operating section.

9

Erickson Incorporated
Case Number: 16-34393
Income Statement

Monthly Operating Report
Accrual Basis-2 (pg 2 of 2)
1/31/2017

13. Other

	EAC			EHI		
	11/30/2016	12/31/2016	1/31/2017	11/30/2016	12/31/2016	1/31/2017
Other Operating Expenses						
1. Salaries Wages and Benefits (Operations)	3,852,553	5,410,169	6,328,317	(57,618)	(164,094)	(14,130)
2. Mobilization / Freight Costs	737,530	182,866	1,040,080	62,657	9,480	926,923
3. Aircraft Fuel	52,601	230,623	211,402	30,030	48,748	35,412
4. Infrastructure Costs	796,094	1,552,039	1,270,743	1,379,646	1,673,591	418,221
5. Maintenance	423,559	202,013	189,756	367,217	352,284	834,538
6. Depreciation	631,702	846,059	831,396	470,223	841,022	776,239
7. Amortization	472,555	319,335	514,975	310,085	501,232	943,309
8. Insurance	178,127	353,908	617,923	(119,872)	-	(106,725)
9. E&O/Scrap	5,220	36,268	-	(111)	693,182	(55,114)
10. Cost of Aircraft Sold	7,229	(197,957)	(359,507)	24	-	-
11. R&D	(8,033)	(16,681)	50,212	-	-	-
12. Impairment of Goodwill/Other Assets [1]	-	7,932,588	-	-	-	-
13. Cease Use Cost on Idle Aircraft	-	-	-	9,728	(3,510,093)	9,569
14. Other Operating - Aerial	234,387	1,222,947	156,906	(1,744)	(18,141)	51,488
15. Other Operating - MRO	(510,582)	136,526	510,417	(15,608)	8,894	(24,111)
16. Other Operating Corporate	3,236,423	3,942,562	3,090,701	123,797	10,580	2,494,270
17. Reorganization Fees - Reclassed from Operating	(2,670,000)	(3,471,248)	(2,559,780)	-	-	-
Total Other Operating Expenses	7,439,363	18,682,016	11,893,541	2,558,455	446,683	6,289,887

16. Other Non Operating Income

	EAC			EHI		
	11/30/2016	12/31/2016	1/31/2017	11/30/2016	12/31/2016	1/31/2017
Other Non Operating Income						
1. Interest Income	-	-	-	-	-	-
Total Other Income	-	-	-	-	-	-

17. Other Non Operating Expense

	EAC			EHI		
	11/30/2016	12/31/2016 [2]	1/31/2017	11/30/2016	12/31/2016	1/31/2017
Other Non Operating Expense						
1. Realized Foreign Exchange (Gain)/Loss	956	19,612	(1,449)	488	375	311
2. Unrealized MTM on Fx	118,859	(76,815)	(248,070)	-	-	-
3. Amortization of Debt Issuance [3]	214,773	6,959,446	292,780	-	-	-
Total Other Non Operating Expense	334,587	6,902,243	43,260	488	375	311

21. Other Income and Expenses

	EAC			EHI		
	11/30/2016	12/31/2016 [2]	1/31/2017	11/30/2016	12/31/2016	1/31/2017
Other Income and Expenses						
1. Other Income [4]	(19,350)	49,956	(2,771,735)	-	-	-
2. Other Expense [5]	791,839	(551,969)	14,908	-	-	-
3. Other [6]	-	3,641,005	(128)	-	-	-
Total Other Expense	772,490	3,138,992	(2,756,954)	-	-	-

25. Other Reorganization Fees

	EAC			EHI		
	11/30/2016	12/31/2016	1/31/2017	11/30/2016	12/31/2016	1/31/2017
Other Reorganization Fees						
1. Legal Expenses	1,250,000	1,535,499	2,091,861	-	-	-
2. Audit/Accounting	-	-	-	-	-	-
3. Other	-	-	25,000	-	-	-
Total Other Reorganization Fees	1,250,000	1,535,499	2,116,861	-	-	-

[1] Given the rapid downturn in the oil & gas market soon after the acquisition management has made the decision to divest of the Air Amazonia subsidiary. Additional amounts pertain to the write down of inventory.
[2] Certain balances for December 2016 as originally reported in the December MOR were adjusted to reflect, among others, certain year-end adjustments.
[3] Increase to Amortization of Debt Issuance pertains to the put option premium and closing fees on the DIP term loan being expensed.
[4] Change in Other Income relates to a legal settlement received
[5] Change in Other Expense pertains to a reversal of previous accruals as noted in the DIP Financing Order [Docket No. 133]
[6] Given the rapid downturn in the oil & gas market soon after the acquisition management has made the decision to divest of the Air Amazonia subsidiary.

10

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	Erickson Incorporated
CASE NUMBER:	16-34393

See Attached Rider

CASH RECEIPTS AND DISBURSEMENTS	MONTH	MONTH	MONTH	QUARTER
1. CASH - BEGINNING OF MONTH	$0	$0	$0	
RECEIPTS FROM OPERATIONS				
2. CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE				
3. PREPETITION				$0
4. POSTPETITION				$0
5. TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS				
6. LOANS & ADVANCES (ATTACH LIST)				$0
7. SALE OF ASSETS				$0
8. OTHER (ATTACH LIST)				$0
9. TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10. TOTAL RECEIPTS	$0	$0	$0	$0
11. TOTAL CASH AVAILABLE	$0	$0	$0	
OPERATING DISBURSEMENTS				
12. NET PAYROLL				$0
13. PAYROLL TAXES PAID				$0
14. SALES, USE & OTHER TAXES PAID				$0
15. SECURED / RENTAL / LEASES				$0
16. UTILITIES				$0
17. INSURANCE				$0
18. INVENTORY PURCHASES				$0
19. VEHICLE EXPENSES				$0
20. TRAVEL				$0
21. ENTERTAINMENT				$0
22. REPAIRS & MAINTENANCE				$0
23. SUPPLIES				$0
24. ADVERTISING				$0
25. OTHER (ATTACH LIST)				$0
26. TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES				
27. PROFESSIONAL FEES				$0
28. U.S. TRUSTEE FEES				$0
29. OTHER (ATTACH LIST)				$0
30. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31. TOTAL DISBURSEMENTS	$0	$0	$0	$0
32. NET CASH FLOW	$0	$0	$0	$0
33. CASH - END OF MONTH	$0	$0	$0	

11

12 Erickson Incorporated Case Number: 16-34393 Cash Flow Statement Monthly Operating Report Accrual Basis-3 1/31/2017 1/1/17 - 1/31/17 EAC EHI Total Cash Receipts 1 7,838,767 8,771,726 Disbursements Payroll 5,943,453 4,484 Employee Benefits and Other 1,020,883 21,128 Aircraft and Equipment Leases - 1,163,615 Freight and Fuel 895,719 1,653,135 Physical Goods 1,267,405 1,460,992 Capex 292,352 446,700 Insurance 1,509,850 - Other Operating Expenses 3,252,065 1,486,220 Professional Fees 644,089 - Debt Service 2 964,162 - Total Disbursements 15,789,977 6,236,274 Net Cash Flow (7,951,211) 2,535,453 CASH RECONCILIATION: Beginning Cash (Unrestricted) 2,523,804 306,690 Net Financing Proceeds from DIP Facilities 3 21,500,000 - Total Cash Disbursements 4 (14,609,032) (6,236,274) Other 5 (5,525,961) 6,155,585 Closing Balance 3,888,811 226,002 1 Cash collections are swept daily to the pre-petition Existing First Lien Credit Facility and do not typically impact ending cash balances 2 Debt Service charges are applied directly to the post-petition DIP Revolving Facility and do not reflect cash transactions 3 Reflects net operating cash proceeds from the DIP Term Facility and DIP Revolving Facility 4 Excludes non-cash disbursements charged directly to the DIP Revolving Facility 5 Includes cash collections on January 31st held in the depository account not yet swept to the revolver, differences between bank and book cash, and intercompany book transfers between the Debtors.

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	Erickson Incorporated
CASE NUMBER:	16-34393

See Attached Rider

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	MONTH	MONTH	MONTH
1. 0-30				
2. 31-60				
3. 61-90				
4. 91+				
5. TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6. AMOUNT CONSIDERED UNCOLLECTIBLE				
7. ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES MONTH: January 2017

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL					$0
2. STATE					$0
3. LOCAL					$0
4. OTHER (ATTACH LIST)					$0
5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6. ACCOUNTS PAYABLE					$0

STATUS OF POSTPETITION TAXES MONTH: January 2017

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING				$0
2. FICA-EMPLOYEE				$0
3. FICA-EMPLOYER				$0
4. UNEMPLOYMENT				$0
5. INCOME				$0
6. OTHER (ATTACH LIST)				$0
7. TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL				
8. WITHHOLDING				$0
9. SALES				$0
10. EXCISE				$0
11. UNEMPLOYMENT				$0
12. REAL PROPERTY				$0
13. PERSONAL PROPERTY				$0
14. OTHER (ATTACH LIST)				$0
15. TOTAL STATE & LOCAL	$0	$0	$0	$0
16. TOTAL TAXES	$0	$0	$0	$0

13

Erickson Incorporated
Case Number: 16-34393

Monthly Operating Report
Accrual Basis-4
1/31/2017

Accounts Receivable

	EAC			EHI		
Accounts Receivable Aging	**11/30/2016**	**12/31/2016** [1]	**1/31/2017**	**11/30/2016**	**12/31/2016**	**1/31/2017**
1. 0-30	18,264,969	8,329,867	9,718,988	15,960,655	15,303,393	17,970,561
2. 31-60	2,190,489	4,160,852	729,787	253,419	562,209	263,596
3. 61-90	541,166	614,798	2,045,016	247,472	41,552	42,938
4. 91+ [2]	1,174,390	5,387,354	7,044,744	3,085	136,284	164,281
5. Total Accounts Receivable	22,171,014	18,492,870	19,538,535	16,464,631	16,043,438	18,441,376
6. Amount Considered uncollectible	(821,692)	(5,477,657)	(4,656,065)	(7,922)	-	(2,600,000)
7. Accounts Receivable Net	21,349,323	13,015,214	14,882,470	16,456,708	16,043,438	15,841,376
Other Accounts Receivable	1,898,220	3,779,621	4,223,201	749,483	999,998	1,460,102
Total AR	23,247,543	16,794,834	19,105,671	17,206,192	17,043,436	17,301,478

Aging of Postpetition Taxes and Payables

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	991,117	-	-	-	991,117
2. STATE	7,966	-	-	-	7,966
3. LOCAL	-	-	-	-	-
4. OTHER (ATTACHED LIST)	-	-	-	-	-
5. TOTAL TAXES PAYABLE	999,083	-	-	-	999,083
6. ACCOUNTS PAYABLE	6,497,419	171,215	366,223	-	7,034,856
Other Accounts Payable [3]	-	-	-	-	4,866,295
Total Accounts Payable					11,901,151

[1] Certain balances for December 2016 as originally reported in the December MOR were adjusted to reflect, among others, certain year-end adjustments.
[2] Increase in 91+ AR relates to a reclassification of a previously recorded non-current AR into trade AR.
[3] Other A/P includes items such as: Inventory Received Not Invoiced, Credit Card Clearing, and manual A/P adjustments

Status of Postpetition Taxes

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING	-	-	-	-
2. FICA-EMPLOYEE	-	-	-	-
3. FICA-EMPLOYER	-	-	-	-
4. UNEMPLOYMENT	-	-	-	-
5. INCOME	55,759	-	-	55,759
6. OTHER (SEE LIST BELOW)	849,324	1,745,773	(1,659,739)	935,358
7. TOTAL FEDERAL TAXES	**905,083**	**1,745,773**	**(1,659,739)**	**991,117**
STATE AND LOCAL				
8. WITHHOLDING [1]	-	-	-	-
9. SALES [2]	-	-	-	-
10. EXCISE	2,435	1,297	-	3,732
11. UNEMPLOYMENT	-	-	-	-
12. REAL PROPERTY	7,041	-	(7,041)	-
13. PERSONAL PROPERTY	2,466	1,768	-	4,234
14. OTHER (ATTACH LIST)	-	-	-	-
15. TOTAL STATE & LOCAL	**11,942**	**3,065**	**(7,041)**	**7,966**
16. TOTAL TAXES	**917,025**	**1,748,838**	**(1,666,781)**	**999,083**

6. OTHER

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
Employment Tax	809,324	1,745,773	(1,659,739)	895,358
India	40,000	-	-	40,000
6. OTHER	**849,324**	**1,745,773**	**(1,659,739)**	**935,358**

[1] State taxes are included within the Other line in the Federal section as the tax accrual process does not identify Federal vs Local
[2] No postpetition Sales taxes accrued

14

15 CASE NAME: Erickson Incorporated CASE NUMBER: 16-34393 BANK RECONCILIATIONS A. BANK: TOTAL B. ACCOUNT NUMBER: C. PURPOSE (TYPE): 1. BALANCE PER BANK STATEMENT $0 2. ADD: TOTAL DEPOSITS NOT CREDITED $0 3. SUBTRACT: OUTSTANDING CHECKS $0 4. OTHER RECONCILING ITEMS $0 5. MONTH END BALANCE PER BOOKS $0 $0 $0 $0 6. NUMBER OF LAST CHECK WRITTEN Monthly Operating Report ACCRUAL BASIS-5 See Attached Rider MONTH: January 2017 Account #1 Account #2 Account #3 INVESTMENT ACCOUNTS BANK, ACCOUNT NAME & NUMBER DATE OF PURCHASE TYPE OF INSTRUMENT PURCHASE PRICE CURRENT VALUE 7. 8. 9. 10. 11. TOTAL INVESTMENTS $0 $0 CASH 12. CURRENCY ON HAND $0 13. TOTAL CASH - END OF MONTH $0

Erickson Incorporated	Monthly Operating Report
Case Number: 16-34393	Accrual Basis-5
Bank Reconciliations	1/31/2017

Month End - November 2016	EAC	EAC	EAC	EAC Total	EHI	EHI	EHI	EHI Total	
A. BANK:	Wells	Wells	Petty Cash		Wells	Wells	Petty Cash		TOTAL
B. ACCOUNT NUMBER (Last 4)	0235	2897			0245	0252			
C. PURPOSE (TYPE):	Operating	Payroll			Operating	Payroll			
1. BALANCE PER BANK STATEMNT	3,187,894	-		3,187,894	198,888	-		198,888	3,386,782
2. ADD: TOTAL DEPOSITS NOT CREDITED				-	-			-	-
3. SUBTRACT: OUTSTANDING CHECKS	97,252	(38,233)		59,019	(25,643)	(1,446)		(27,089)	31,931
4. OTHER RECONCILING ITEMS	23,739	38,233	13,469	75,441	4,766	1,446	4,349	10,561	86,002
5. MONTH END BALANCE PER BOOKS	3,308,885	-	13,469	3,322,354	178,011	-	4,349	182,360	3,504,714
6. NUMBER OF LAST CHEK WRITTEN	86556	51873			217520	010922			

Month End - December 2016	EAC	EAC	EAC	EAC Total	EHI	EHI	EHI	EHI Total	
A. BANK:	Wells	Wells	Petty Cash		Wells	Wells	Petty Cash		TOTAL
B. ACCOUNT NUMBER (Last 4)									
C. PURPOSE (TYPE):	Operating	Payroll			Operating	Payroll			
1. BALANCE PER BANK STATEMNT	2,847,058	-		2,847,058	530,499	-		530,499	3,377,557
2. ADD: TOTAL DEPOSITS NOT CREDITED				-	-			-	-
3. SUBTRACT: OUTSTANDING CHECKS	(432,907)	(27,045)		(459,952)	(230,604)	(1,446)		(232,050)	(692,002)
4. OTHER RECONCILING ITEMS	1,039	27,045	8,614	36,698	4,927	1,446	1,867	8,241	44,939
5. MONTH END BALANCE PER BOOKS	2,415,190	-	8,614	2,423,804	304,823	-	1,867	306,690	2,730,494
6. NUMBER OF LAST CHEK WRITTEN	86770	51918			217614	010922			

Month End - January 2017	EAC	EAC	EAC	EAC Total	EHI	EHI	EHI	EHI Total	
A. BANK:	Wells	Wells	Petty Cash		Wells	Wells	Petty Cash		TOTAL
B. ACCOUNT NUMBER (Last 4)									
C. PURPOSE (TYPE):	Operating	Payroll			Operating	Payroll			
1. BALANCE PER BANK STATEMNT	4,111,730	-		4,111,730	267,803	-		267,803	4,379,533
2. ADD: TOTAL DEPOSITS NOT CREDITED				-	-			-	-
3. SUBTRACT: OUTSTANDING CHECKS	(232,572)	(37,896)		(270,469)	(122,458)	(1,446)		(123,904)	(394,373)
4. OTHER RECONCILING ITEMS	1,039	37,896	8,614	47,549	78,789	1,446	1,867	82,103	129,652
5. MONTH END BALANCE PER BOOKS	3,880,197	-	8,614	3,888,810	224,134	-	1,867	226,002	4,114,812
6. NUMBER OF LAST CHEK WRITTEN	87062	51930			217738	010922			

16

Monthly Operating Report
ACCRUAL BASIS-6

CASE NAME:	Erickson Incorporated
CASE NUMBER:	16-34393

MONTH: January 2017

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS [1]			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. None			
2.			
3.			
4.			
5.			
6. TOTAL PAYMENTS TO INSIDERS		$0	$0

[1] Note - ordinary wage, expense and benefit payments to employees deemed 'Insiders' are not reported in Accrual Basis-6.

PROFESSIONALS					
NAME [1]	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID [2]
1. Haynes & Boone LLP	12/16/2016, Docket # 191		$0	$480,747	$582,344
2. Alvarez & Marsal	12/16/2016, Docket # 191		$298,020	$298,020	$425,453
3. Houlihan Lokey	12/2/2016, Docket # 133		$129,285	$264,689	$0
4. Goldberg Kohn Ltd	12/2/2016, Docket # 133		$87,594	$191,474	$0
5. Daugherty, Fowler, Peregrin, Haught & Jenson	12/2/2016, Docket # 133		$129,190	$129,190	$0
6. Sayfarth Shaw LLP	12/2/2016, Docket # 133		$0	$102,823	$27,613
7. Loughlin Management Partners + Co	12/2/2016, Docket # 133		$0	$97,412	$0
8. K&L Gates LLP	12/2/2016, Docket # 133		$0	$28,121	$28,622
9. Mark Weisbart	12/2/2016, Docket # 133		$0	$10,458	$5,538
10. Shipman & Goodwin	12/2/2016, Docket # 133		$0	$6,095	$0
11. TOTAL PAYMENTS TO PROFESSIONALS			$644,090	$1,609,029	$1,069,571

[1] Excludes professional firms that did not receive payment during the month of January; several professional not listed above have incurred costs but invoices have not yet been received or processed

[2] Reflects only invoices formally noticed to the Debtors for fees and expenses incurred and unpaid as of January 2017.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. See Attached Rider			
2.			
6. TOTAL	$389,928	$15,210,862	$614,537

17

Erickson Incorporated
Case Number: 16-34393

Monthly Operating Report
Accrual Basis-6 (pg 1 of 2)
1/31/2017

Postpetition Status of Secured Notes, Leases Payable and Adequate Protection Payments

	Name of Creditor	Scheduled Monthly Payments Due [1]	Amounts Paid During Month [2]	Total Unpaid Post Petition [3]
1	HELIFLEET 2013-01, LLC N300EV [4]	-	-	-
2	HELIFLEET 2013-01, LLC N367EV [4]	-	-	-
3	HELIFLEET 2013-01, LLC N787SR [4]	-	-	-
4	HELIFLEET 2013-01, LLC N814EH [4]	-	-	-
5	HELIFLEET 2013-01, LLC N8227J [4]	-	-	-
6	HELIFLEET 2013-01, LLC N366EV [4]	-	-	-
7	HELIFLEET 2013-01, LLC N415EV [4]	-	-	-
8	THE MILESTONE AVIATION GROUP LIMITED [5]	-	-	-
9	SQN HELO, LLC	48,885	-	146,655
10	SQN HELO, LLC	56,217	-	168,651
11	SQN HELO, LLC	51,811	-	155,432
12	SQN HELO, LLC [6]	-	-	-
13	SQN HELO, LLC	39,960	-	119,880
14	ITC LEASING N708H [7]	-	-	-
15	ITC LEASING N745H [7]	-	-	-
16	ITC LEASING N746H [7]	-	-	-
17	SENTRY AIRCRAFT LEASING 8 105 EV [8]	-	-	-
18	SENTRY AIRCRAFT LEASING #171CJ [8]	-	-	-
19	SENTRY CAPITAL CORP #368EV [8]	-	-	-
20	SENTRY CAPITAL CORP #393AL [8]	-	-	-
21	SENTRY AIRCRAFT LEASING #N437CA [8]	-	-	-
22	SENTRY AIRCRAFT LEASING #N502FS [8]	-	-	-
23	VARIANT AIRCRAFT FUND 28198 LLC	47,855	-	143,564

[1] Amounts Scheduled are January Rent payments.

[2] Payments on post petition rent/leases in January.

[3] Amounts include scheduled November, December and January Rent payments for the full month current outstanding, they have not been prorated to reflect solely postpetition amounts for November.

[4] Payments made in January were done so in accordance with the Debtors' Emergency Motion for Entry of an Order Approving Stipulation with HELIFLEET 2013-01, LLC Under 11 U.S.C. § 1110(b) [Docket No. 229].

[5] Payments made in January were done so in accordance with the Debtors' Emergency Motion for Entry of an Order Approving Stipulation with VERTICAL AVIATION NO. 1 LLC Under 11 U.S.C. § 1110(b) [Docket No. 275].

[6] Payments made in January were done so in accordance with the Debtors' Emergency Motion for Entry of an Order Approving Stipulation with SQN HELO 6, LLC Under 11 U.S.C. § 1110(b) [Docket No. 284].

[7] Payments made in January were done so in accordance with the Debtors' Emergency Motion for Entry of an Order Approving Stipulation with ITC-AEROLEASING, INC. Under 11 U.S.C. § 1110(b) [Docket No. 252].

[8] Payments made in January were done so in accordance with the Debtors' Emergency Motion for Entry of an Order Approving Stipulation with SENTRY AIRCRAFT LEASING Under 11 U.S.C. § 1110(b) [Docket No. 235]

18

Erickson Incorporated
Case Number: 16-34393

Monthly Operating Report
Accrual Basis-6 (pg 2 of 2)
1/31/2017

Postpetition Status of Secured Notes, Leases Payable and Adequate Protection Payments

	Name of Creditor	Scheduled Monthly Payments Due [1]	Amounts Paid During Month [2]	Total Unpaid Post Petition [3]
24	AMERICAN MULTIPLEX LLC [9]	1,150	2,300	(1,150)
25	KING ISLAND NATIVE CORPORATION [9]	2,200	4,400	(2,200)
26	MUNICIPALITY OF ANCHORAGE [9]	1,903	3,806	(1,903)
27	PARK PLAZA II APARTMENTS [9]	2,240	4,480	(2,240)
28	ROGERS PARK [9]	900	1,800	(900)
29	BURRILL REAL ESTATE INC [9]	11,324	22,817	(11,493)
30	JACKSON COUNTY AIRPORT AUTHORITY [9]	2,171	4,342	(2,171)
31	JACKSON COUNTY AIRPORT AUTHORITY [9]	426	851	(426)
32	SRI EIGHT MACADAM LLC [9]	45,651	91,301	(45,474)
33	WEST CASCADE PROPERTIES [9]	2,841	5,681	(2,841)
34	WESTERN EQUIPMENT FINANCE [9]	1,795	3,590	(1,795)
35	ACME SUITES/AYALA PROPERTIES LLC [10]	2,000	4,000	(1,467)
36	ROBERT F GREENWELL CO LLP [10]	43,929	87,859	(32,215)
37	SMITH RANCHES [9]	11,086	22,173	(11,086)
38	T&D FAMILY TRUST (TIM & DENISE SMITH) [9]	11,514	23,027	(11,514)
39	J&H CP, LLC	-	-	-
40	ENTERPRISE FM TRUST [11]	4,072	-	9,229
41	WELLS FARGO REVOLVER [12]	-	14,928,434	-
	Total	389,928	15,210,862	614,537

[1] Amounts Scheduled are January Rent payments.

[2] Payments on post petition rent/leases in January.

[3] Amounts include scheduled November, December and January Rent payments for the full month current outstanding, they have not been prorated to reflect solely postpetition amounts for November.

[9] February Rent was prepaid on January 26,2017

[10] February Rent was prepaid on January 26,2017, a portion of this is offset by the prepetition portion of November still outstanding due to the fact that the November invoices were not prorated.

[11] Prepetition portion of the November invoice as well as the December and January invoices outstanding, note that payment on the December and January invoices made February 1, 2017

[12] The Pre-Petition ABL Loan reflects both post-petition payments from collection of receivables as well as the First Lien Repayment as described in the final DIP Order [Docket No. 133, entered on 12/2/2016]. As the pre-petition facility continues to collect proceeds and pay down its principal balance, the DIP Revolving Facility allows the Debtors to advance funds on a post-petition basis. Please reference the final DIP Order [Docket No. 133] for further information.

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Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Erickson Incorporated
CASE NUMBER:	16-34393

MONTH: January 2017

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		x
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		x
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	x	
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	x	
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	x	
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		x
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		x
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	x	
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		x
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		x
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	x	
12.	ARE ANY WAGE PAYMENTS PAST DUE?		x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

3. Company continues to transact with wholly and partially owned subsidiaries of Erickson Incorporated in the normal course of operations.

4. Court approved first day motion payments made as well as court approved professional fees.

5. The debtor in possesion financing.

8. 3100 Willow Springs Drive - Lessor J&H LLC paid 7/1/16 through 6/30/17 property taxes on our behalf. Payment to J&H outstanding.

11. Payroll taxes related to prepetition hours worked as well as payment of property taxes related to 7/1/16 to 6/30/17 tax cycle.

12. Certain prepetition severance amounts have not been paid postpetition.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	x	
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	x	
3.	PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Auto	Willis of Oregon	4/1/16 - 3/30/17	Downpayment - $31,097, 9 Monthly payments - $10,370
Domestic Workers Comp	Willis of Oregon	4/1/16 - 3/30/17	Downpayment - $174,507, 3 Quarterly payments - $144,475
Foreign Workers Comp	Willis of Oregon	4/1/16 - 3/30/17	Downpayment - $129,907, 3 Quarterly payments - $129,906
Defense Bases Act Work Comp	Willis - FlatIron Financing	4/1/16 - 3/30/17	Downpayment - $209,467 to Willis of Oregon - 10 monthly payments of $49,704
Property and Package Insurance	Willis - FlatIron Financing	4/1/16 - 3/30/17	Included above
Executive Risk Insurance	Willis - FlatIron Financing	4/1/16 - 3/30/17	Included above
Aviation Insurance	Willis of New York	7/1/16 - 6/30/17	Downpayment - $907,454, 3 Quarterly payments - $864,009
Marine Policy	Willis of New York	7/1/16 - 6/30/17	Quarterly - $40,750
Excess Policy	Willis of New York	7/1/16 - 6/30/17	Semi - Annual - $53,186
Political Risk Insurance	Willis	8/1/16 - 7/31/16	Quarterly - Approx. $9,000
Financing Fee	Willis of New York	7/1/16 - 6/30/17	Quarterly - $93,149
Aircraft Hull and Liability	Willis of Canada	7/1/16 - 6/30/17	Quarterly $62,157

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